UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 25, 2015

Dewmar International BMC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

001-32032	26-4465583
(Commission File Number)	(IRS Employer Identification No.)

132 E. Northside Dr., Suite C,

Clinton, Mississippi 39056

(Address of Principal Executive Offices)  (Zip Code)

(877) 747-5326

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

	September 25, 2015	February 2, 2015	June 30, 2014	March 30, 2014	Feb 28, 2014

Issued & Outstanding Shares	2,426,163,513	2,476,163,513	2,446,163,513	2,414,913,513	2,351,513,513
Float	2,225,613,590	2,225,613,590	2,225,613,590	2,225,613,590	2,145,565,972

In summary, the total number of Authorized Shares are 4,500,000,000 with the number of Issued and Outstanding shares currently at 2,426,163,513 which is 50 million shares less than the amount of Issued and Outstanding shares from 7 months ago.  Furthermore, the Float has remained consistent since March 2014. For more than 18 months, no additional shares have been added to the Company’s float.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2015

By: /s/ Marco Moran

Name:   Marco Moran

Title:  President

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